S E L I G M A N
S E L E C T
M U N I C I PA L
F U N D, I N C.

First Quarter Report
March 31, 2007

To the Stockholders

Your first quarter Stockholder report for Seligman Select Municipal Fund, Inc. follows this letter. The report contains the Fund’s investment results for Common Stock and portfolio of investments on March 31, 2007. For the three months ended March 31, 2007, Seligman Select Municipal Fund delivered a total return of 0.51% based on net asset value, and 2.23% based on market price.

The Fund’s annual distribution rate, based on the current monthly dividend and market price on March 31, 2007 was 4.44%. This is equivalent to a taxable yield of 6.76%, based on the maximum federal income tax rate of 35% and the Fund’s current estimate of the percentage of dividends that may be taxable. For the three months ended March 31, 2007, Preferred Stockholders of the Fund were paid dividends at annual rates ranging from 3.55% to 3.85%.

Thank you for your continued support of Seligman Select Municipal Fund. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

May 4, 2007

Manager	Stockholder Service Agent	Important Telephone Numbers
J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017	Seligman Data Corp. 100 Park Avenue New York, NY 10017	(800) 874-1092 (800) 445-1777 (212) 682-7600	Stockholder Services Retirement Plan Services Outside the United States
General Counsel Sullivan & Cromwell LLP	Mail Inquiries To: P.O. Box 9759 Providence, RI 02940-9759	(800) 622-4597	24-Hour Automated Telephone Access Service

Performance Overview and Portfolio Summary

This section of the report is intended to help you understand the performance of Seligman Select Municipal Fund’s Common Stock and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month-end will be available at www.seligman.com1 by the seventh business day following that month-end.

Returns reflect changes in the market price or net asset value, as applicable, and assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that investors may pay on distributions or the sale of shares. A portion of the Fund’s income distribution may be subject to applicable federal, state and local taxes, and any amount may be subject to the federal alternative minimum tax. Capital gain distributions are subject to federal, state and local taxes.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Results for Common Stock

Total Returns
For Periods Ended March 31, 2007

		Average Annual
	Three Months*	One Year	Five Years	Ten Years
Market Price	2.23%	7.55%	6.27%	4.45%
Net Asset Value	0.51	5.29	6.04	6.29

Benchmarks:**
Lehman Brothers Municipal Bond Index	0.81	5.43	5.50	5.87
Lipper Insured Municipal Debt Funds Average	0.51	4.39	4.60	4.88

Price Per Share			Dividend and Capital Gains per Share and Yield Information
			For Periods Ended March 31, 2007
	Market Price	Net Asset Value	Dividends Paid†	Unrealized Gain††	SEC 30-Day Yieldø
March 31, 2007	$10.26	$11.46	$0.114	$0.559	2.94%
December 31, 2006	10.14	11.52

Holdings by Market Sector#		Holdings by Credit Quality2#
Revenue Bonds	71%	AAA	93%
General Obligation Bonds ##	29	AA	1
		A	1
Option Adjusted Durationøø	5.8 years	BBB	5

Weighted Average Maturityøøø	16.6 years

____________
See footnotes on page 3.

Performance Overview and Portfolio Summary
____________
[1]	The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report.
[2]
Credit ratings are primarily those issued by Moody’s Investors Service, Inc. (“Moody’s”). Where Moody’s ratings have not been assigned, ratings from Standard & Poor’s Rating Services (“S&P”) were used. A generic rating designation has been utilized, and therefore, it cannot be inferred solely from the rating category whether ratings reflect those assigned by Moody’s or S&P. Pre-refunded and escrowed-to-maturity securities that have been rerated as AAA or its equivalent by either Moody’s or S&P have been included in the AAA category. Holdings and credit ratings are subject to change and are based on current market values of long-term holdings at March 31, 2007.

*	Returns for periods of less than one year are not annualized.
**
The Lehman Brothers Municipal Bond Index (“Lehman Index”) and the Lipper Insured Municipal Debt Funds Average (“Lipper Average”) are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and sales charges. The Lehman Index also excludes the effect of fees. The Lehman Index is an unmanaged index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market and is composed of approximately 60% revenue bonds and 40% state government obligations. The Lipper Average measures the performance of funds that invest primarily in municipal debt issues insured as to timely payment. Investors cannot invest directly in an index or average.

†
For the three months ended March 31, 2007, Preferred Stockholders were paid dividends at annual rates ranging from 3.55% to 3.85%. Earnings on the Fund’s assets in excess of the Preferred dividend requirements constituted income available for dividends to Common Stockholders. As of March 31, 2007, the Fund estimates that 3.4% of the distributions paid to Common Stockholders in 2007 will be in excess of its net investment income (i.e., a return of capital), but under applicable federal law, will be taxable as ordinary income.

††
Represents the per share amount of unrealized appreciation of portfolio securities as of March 31, 2007. Information does not reflect the effect of capital loss carryforwards that are available to offset net realized capital gains.

Ø	Current yield, representing the annualized yield for the 30-day period ended March 31, 2007, has been computed in accordance with SEC regulations and will vary.
ØØ
Bond duration is the average amount of time that it takes to receive the interest and principal of a bond or portfolio of bonds. The duration formula is based on a formula that calculates the weighted average of the cash flows (interest and principal payments) of the bond, discounted to the present time. Option Adjusted Duration is the modified duration of a bond after adjusting for any embedded optionality. The Option Adjusted measure of duration takes into account the fact that yield changes may change the expected cash flows of the bond because of the presence of an embedded option, such as a call or put.

ØØØ	Excludes variable rate demand notes.
#	Percentages based on current market values of long-term holdings at March 31, 2007.
##	Includes pre-refunded and escrowed-to-maturity securities.

Portfolio of Investments (unaudited)	March 31, 2007

State#	Face Amount	Municipal Bonds	Ratings†	Value
Alabama — 10.1%	$10,000,000	Jefferson County, AL Sewer Rev. (Capital Improvement Warrants), 5.125% due 2/1/2039Ø	Aaa	$10,349,100
	5,000,000	McIntosh, AL Industrial Development Board Environmental Facilities Rev. (CIBA Specialty Chemicals), 5.375% due 6/1/2028	Baa2	5,095,850
Alaska — 5.1%	4,145,000	Alaska Energy Authority Power Rev. (Bradley Lake Hydroelectric Project), 6% due 7/1/2020	Aaa	4,897,069
	2,395,000	Alaska Energy Authority Power Rev. (Bradley Lake Hydroelectric Project), 6% due 7/1/2021	Aaa	2,847,942
California — 9.4%	4,100,000	Foothill/Eastern Transportation Corridor Agency, CA Toll Road Rev., 5.75% due 1/15/2040	Baa3	4,299,752
	4,000,000	San Diego, CA Public Facilities Financing Authority Sewer Rev. Series 1999-A, 5% due 5/15/2029	Aaa	4,118,960
	5,700,000	San Diego, CA Public Facilities Financing Authority Sewer Rev. Series 1999-B, 5% due 5/15/2029	Aaa	5,854,242
Colorado — 3.9%	5,590,000	Colorado Regional Transportation District Sales Tax Rev., 5% due 11/1/2024Ø	Aaa	6,004,386
Florida — 5.2%	2,440,000	Orange County, FL School Board (Certificates of Participation), 5% due 8/1/2025	Aaa	2,568,930
	5,000,000	Reedy Creek, FL Improvement District GOs, 5% due 6/1/2025	Aaa	5,288,100
Illinois — 6.6%	4,700,000	Chicago, IL GOs, 5.50% due 1/1/2040Ø	Aaa	5,004,419
	2,800,000	Chicago, IL GOs, 5.50% due 1/1/2040	Aaa	2,955,736
	2,000,000	Illinois State Build Illinois Bonds (Sales Tax Rev.), 5% due 6/15/2028	Aaa	2,108,580
Louisiana — 5.5%	5,200,000	Louisiana Public Facilities Authority Hospital Rev. (Southern Baptist Hospitals, Inc. Project), 8% due 5/15/2012††	AAA‡	5,733,936
	2,500,000	Shreveport, LA GOs, 5% due 5/1/2018	Aaa	2,658,225
Maryland — 2.2%	3,000,000	Maryland State GOs Capital Improvements, 5.25% due 3/1/2017	Aaa	3,361,080
Massachusetts — 12.6%	2,500,000	Commonwealth of Massachusetts GOs, 5% due 3/1/2024Ø	Aaa	2,708,775
	4,000,000	Massachusetts Development Finance Agency Rev. (WGBH Educational Foundation), 5.75% due 1/1/2042	Aaa	4,964,880
	1,750,000	Massachusetts State Port Authority Rev., 5% due 7/1/2025	Aaa	1,854,195
	6,000,000	Massachusetts State School Building Authority Dedicated Sales Tax Rev., 5% due 8/15/2023	Aaa	6,374,880
	3,000,000	Massachusetts State Water Resources Authority Rev., 5.25% due 8/1/2024	Aaa	3,293,430
Michigan — 4.8%	5,000,000	Detroit, MI Sewage Disposal System Rev., 5% due 7/1/2030	Aaa	5,258,400
	2,000,000	Kalamazoo, MI Hospital Finance Authority Rev. (Bronson Methodist Hospital), 5.50% due 5/15/2028Ø	Aaa	2,059,540
Minnesota — 1.8%	1,170,000	Minnesota Agriculture and Economic Development Board Rev. (The Evangelical Lutheran Good Samaritan Society Project), 6.625% due 8/1/2025Ø	A3	1,296,325
	1,330,000	Minnesota Agriculture and Economic Development Board Rev. (The Evangelical Lutheran Good Samaritan Society Project), 6.625% due 8/1/2025	A3	1,445,963
____________
See footnotes on page 6.

Portfolio of Investments (unaudited)	March 31, 2007

State#	Face Amount	Municipal Bonds	Ratings†	Value
Missouri — 2.0%	$1,550,000	Metropolitan St. Louis, MO Sewer District Wastewater System Rev., 5% due 5/1/2024.	Aaa	$1,634,987
	1,350,000	Missouri State Housing Development Commission Single Family Mortgage Rev. (Homeownership Loan Program), 5.5% due 3/1/2033*	AAA‡	1,357,317
New Jersey — 5.4%	8,000,000	New Jersey Economic Development Authority Water Facilities Rev. (New Jersey American Water Co., Inc.), 5.375% due 5/l/2032*	Aaa	8,255,760
New York — 16.9%	5,000,000	Long Island, NY Power Authority Electric System General Rev., 5.25% due 12/1/2020	Aaa	5,487,600
	5,000,000	Metropolitan Transportation Authority, NY (Transportation Rev.), 5% due 11/15/2027	Aaa	5,309,000
	6,000,000	New York City, NY GOs, 5% due 8/1/2017	Aaa	6,487,740
	8,000,000	New York City, NY Municipal Water Finance Authority, Water & Sewer System Rev., 5% due 6/15/2027	Aaa	8,474,160
New York and New Jersey — 4.4%	6,500,000	Port Authority of New York and New Jersey Rev. (JFK International Air Terminal LLC Project), 5.75% due 12/1/2022*.	Aaa	6,705,855
Ohio — 2.9%	105,000	Cleveland, OH Waterworks Improvement First Mortgage Rev., 5.75% due 1/1/2021	Aaa	106,217
	3,890,000	Ohio Water Development Authority Rev. (Drinking Water Assistance Fund), 5.25% due 12/1/2021	Aaa	4,379,284
Pennsylvania — 3.0%	3,000,000	Delaware County, PA Industrial Development Authority Water Facilities Rev. (Philadelphia Suburban Water), 5.35% due 10/1/2031*	Aaa	3,157,860
	1,250,000	Pennsylvania State University Rev., 5% due 9/1/2024	Aa2	1,327,550
South Carolina — 8.7%	2,500,000	Columbia, SC Waterworks and Sewer System Rev., 5% due 2/1/2026	Aaa	2,649,350
	5,000,000	South Carolina State Ports Authority Rev., 5.30% due 7/1/2026*.	Aaa	5,112,350
	5,000,000	South Carolina State Public Service Authority Rev., 5.25% due 1/1/2021.	Aaa	5,457,400
Texas — 15.4%	2,940,000	Austin, TX Electric Utility Rev., 5% due 11/15/2020.	Aaa	3,153,385
	5,000,000	Dallas-Fort Worth, TX International Airports Rev., 5.75% due 11/1/2030*	Aaa	5,211,250
	3,000,000	Houston, TX Airport System Rev., 5.625% due 7/1/2030*	Aaa	3,142,440
	4,000,000	Houston, TX Higher Education Finance Corporation Rev. (Rice University Project), 5.375% due 11/15/2029Ø .	Aaa	4,209,480
	7,500,000	Matagorda County, TX Navigation District No. 1 Pollution Control Rev. (Central Power and Light Co. Project), 6.125% due 5/1/2030*	Aaa	7,662,525
Washington — 6.6%	4,795,000	Chelan County, WA Public Utility District No. 1 Rev., (Chelan Hydro Consolidated System), 6.25% due 7/1/2017*	Aaa	4,917,081
	5,000,000	Chelan County, WA Public Utility District No. 1 Rev. (Chelan Hydro Consolidated System), 6.35% due 7/1/2028*.	Aaa	5,128,950
Total Municipal Bonds — 132.5%				201,730,236
		Short-Term Holdings
Connecticut — 3.5%	5,300,000	Connecticut State Health & Educational Facilities Authority Rev. (Yale University), VRDN, due 7/1/2036	VMIG 1	5,300,000

____________
See footnotes on page 6.

Portfolio of Investments (unaudited)	March 31, 2007

State#	Face Amount	Short-Term Holdings	Ratings†	Value
Florida — 2.4%	$3,600,000	Sarasota County, FL Public Hospital Board Rev. (Sarasota Memorial Hospital Project), VRDN, due 7/1/2037.	VMIG 1	$3,600,000
Illinois — 3.8%	5,750,000	Illinois Health Facilities Authority Rev. (University of Chicago Hospital), VRDN, due 8/15/2026	VMIG 1	5,750,000
Massachusetts — 0.3%	500,000	Massachusetts Health & Educational Facilities Authority Rev. (Capital Assets Program), VRDN, due 1/1/2035	VMIG 1	500,000
Missouri — 0.4%	600,000	Missouri State Health & Educational Facilities Authority Health Facility Rev. (Cox Health System), VRDN, due 6/1/2022	VMIG 1	600,000
New York — 0.4%	640,000	New York City, NY GOs, VRDN, due 11/1/2024.	VMIG 1	640,000
North Carolina — 0.7%	1,000,000	Charlotte-Mecklenburg Hospital Authority, NCHealth Care System Rev., VRDN, due 1/15/2026	VMIG 1	1,000,000
Pennsylvania — 0.5%	200,000	Delaware County, PA Industrial Development Authority Airport Facility Rev.(United Parcel Service), VRDN, due 12/1/2015	A-1+‡	200,000
	600,000	Philadelphia, PA Authority for Industrial Development Revenue Bonds (Regional Performing Arts Center Project), VRDN, due 6/1/2025	VMIG 1	600,000
South Carolina — 2.3%	3,535,000	Spartanburg County, SC Health Services District, Inc. Hospital Rev., VRDN, due 4/15/2023	A-1+‡	3,535,000
Total Short-Term Holdings — 14.3%				21,725,000
Total Investments — 146.8%				223,455,236
Other Assets Less Liabilities — 2.5%				3,767,694
Preferred Shares Subject to Mandatory Redemption — (49.3)%				(75,000,000)
Net Assets — 100.0%				$152,222,930

____________
#
The percentage shown for each state represents the total market value of bonds held of issuers in that state, measured as a percent of net assets for Common Stock, which does not include the net assets attributable to Preferred Stock of the Fund.

†
Credit ratings are primarily those issued by Moody’s Where Moody’s ratings have not been assigned, ratings from S&P were used (indicated by the symbol ‡). Pre-refunded and escrowed-to-maturity securities that have been rerated as AAA by S&P but have not been rerated by Moody’s have been reported as AAA.

††	Escrowed-to-maturity security.
Ø	Pre-refunded security. Such securities that will be paid off within one year are classified as short-term holdings.
*	Interest income earned from this security is subject to the federal alternative minimum tax.
VRDN (variable rate demand notes) purchased by the Fund may be put back to the designated remarketing agent for the issue at par on any day, for settlement within seven days, and, accordingly, are treated as short-term holdings. These notes bear interest at a rate that resets daily or weekly. At March 31, 2007, the interest rates earned on these notes ranged from 3.65% to 3.81%.
At March 31, 2007, the cost of investments for federal income tax purposes was $216,033,417. The tax basis gross unrealized appreciation and depreciation of portfolio securities were $7,465,852 and $44,033, respectively.
Security Valuation — Traded securities are valued at the last sales price on the primary market on which they are traded. Securities for which there is no last sales price are valued by independent pricing services based on bid prices which consider such factors as transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities, or are valued by J. & W. Seligman & Co. Incorporated, the Fund’s investment manager, based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Fund’s Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon actual sale of the security. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at current market quotations or amortized cost if the Fund’s investment manager believes it approximates fair market value.

Board of Directors

John R. Galvin [1,3] Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University Chairman Emeritus, American Council on Germany John F. Maher [1,3] Retired President and Chief Executive
Leroy C. Richie [1,3]
Council, Lewis & Munday, P.C.
Director, Vibration Control Technologies, LLC
Lead Outside Director, Digital Ally Inc. and Infinity, Inc.
Director and Chairman, Highland Park Michigan Economic Development Corp.
Chairman, Detroit Public Schools Foundation

Officer, Great Western Financial Corporation and its principal subsidiary,
Great Western Bank Frank A. McPherson [2,3]	Robert L. Shafer [2,3] Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations
Retired Chairman of the Board and Chief Executive
Officer, Kerr-McGee Corporation
Director, DCP Midstream GP, LLP, Integris Health, Oklahoma Medical ResearchFoundation, Oklahoma Foundation for Excellence in Education, National Cowboy and Western Heritage Museum, and Oklahoma City Musuem of Art
James N. Whitson [1,3] Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. Director, CommScope, Inc.
Brian T. Zino
Betsy S. Michel [2,3] Attorney Trustee, The Geraldine R. Dodge Foundation	Director and President, J. & W. Seligman & Co. Incorporated Director, Seligman Advisors, Inc. and Seligman Services, Inc. Chairman, Seligman Data Corp.

William C. Morris
Chairman and Director, J. & W. Seligman & Co. Incorporated,
  Carbo Ceramics, Inc.,
Seligman Advisors, Inc., and Seligman Services, Inc.
Director, Seligman Data Corp.
President and Chief Executive Officer, The Metropolitan Opera Association
_____________ Member: 1 Audit Committee 2 Director Nominating Committee 3 Board Operations Committee

Executive Officers

William C. Morris	Eileen A. Comerford	Thomas G. Rose
Chairman	Vice President	Vice President

Brian T. Zino	Eleanor T.M. Hoagland	Lawrence P. Vogel
President and Chief	Vice President and Chief	Vice President and Treasurer
Executive Officer	Compliance Officer
Frank J. Nasta
Thomas G. Moles	Audrey G. Kuchtyak	Secretary
Executive Vice President	Vice President

Seligman Select Municipal Fund, Inc.
Managed by

J. & W. SELIGMAN & CO.
INCORPORATED
Investment Managers and Advisors
ESTABLISHED 1864
www.seligman.com

Photo: Courtesy Michigan Travel Bureau

Go paperless — sign up for E-Delivery at www.seligman.com

CESEL3a 3/07